SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549




                              FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934



                          OCTOBER 21, 1999
          Date of Report (Date of Earliest Event Reported)


                        U.S. BIOSCIENCE, INC.
       (Exact name of Registrant as specified in its charter)


      DELAWARE                             1-10392              23-2460100
(State or Other Jurisdiction of    (Commision File Number)   (IRS Employer
Incorporation or Organization)                               Identification No.)



       ONE TOWER BRIDGE
       100 FRONT STREET
WEST CONSHOHOCKEN, PENNSYLVANIA                                  19428
(Address of Principal Executive Office)                        (Zip Code)


                           (610) 832-0570
        (Registrant's telephone number, including area code)


                           NOT APPLICABLE
    (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.  OTHER EVENTS.

      On October 21, 1999, U.S. Bioscience, Inc. issued a press release announcing its third quarter results. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      99.1  Press release of U.S. Bioscience, Inc. issued October  21, 1999.


                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    U.S. BIOSCIENCE, INC.



                                    By: /s/  Robert I. Kriebel
                                        -------------------------------
                                         Name: Robert I. Kriebel
                                         Title: Executive Vice President and
                                                Chief Financial Officer


Date:  October 21, 1999



                               EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION                         PAGE NO.

99.1            Press release of U.S. Bioscience, Inc. issued
                October 21,1999.